FormulaFolios Hedged Growth ETF

FFHG

FormulaFolios Smart Growth ETF

FFSG

FormulaFolios Tactical Growth ETF

FFTG

FormulaFolios Tactical Income ETF

FFTI

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated May 10, 2019

to the Prospectus dated September 28, 2018 (the “SAI”)

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At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on April 3, 2019, the Board approved Securities Finance Trust Company (“SFTC”) to serve as the Funds’ securities lending agent pursuant to a Securities Lending Agency Agreement between SFTC and the Trust on behalf of the Funds. Accordingly, disclosure in the Fund’s current Prospectus is added as follows:

Securities Lending

To generate additional income, each Fund may lend its portfolio securities to qualified banks, broker-dealers and other financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral is valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to a Fund as necessary to fully cover its obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities returned; (iii) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of a Fund’s total assets. A Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact a Fund’s principal investment strategy, it does subject a Fund to the securities lending risk described in this Prospectus.

 Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the oversight of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Adviser. An attempt may be made to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and the matter involved would have a material effect on a Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” above.

Securities Lending Risk. Each of the Funds may lend its portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. Each Fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

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You should read this Supplement in conjunction with the Funds' Prospectus and SAI dated September 28, 2018 which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting formulafoliosfunds.com or by calling 1-888-562-8880.